Exhibit 10.110

Effective Date: January 1, 2016

Re:	Loans to Eos Petro, Inc.

Dear Plethora Enterprises, LLC,

Reference is made to the following unsecured promissory notes issued by Eos Petro, Inc., a Nevada corporation ("Eos") and payable to Plethora Enterprises, LLC, a Wyoming limited liability company ("Plethora"), with the following terms (collectively, the "Plethora Notes"):

•	An unsecured promissory note in the principal amount of $150,000, with 10% interest per annum, made on April, 2015, originally due September 15, 2016 and extended to January 1, 2016;

•	An unsecured promissory note in the principal amount of $100,000, with 10% interest per annum, made on May 22, 2015 and due January 1, 2016;

•	An unsecured promissory note in the principal amount of $350,000, with 10% interest per annum, made on July 13, 2015 and due January 1, 2016;

•	An unsecured promissory note in the principal amount of $180,000, with 10% interest per annum, made on August 5, 2015 and due January 1, 2016;

•	An unsecured promissory note in the principal amount of $90,000, with 10% interest per annum, made on August 5, 2015 and due January 1, 2016;

•	An unsecured promissory note in the principal amount of $150,000, with 10% interest per annum, made on October 12, 2015 and due January 1, 2016;

•	An unsecured promissory note in the principal amount of $350,000, with 10% interest per annum, made on October 20, 2015 and due January 1, 2016; and

•	An unsecured promissory note in the principal amount of $150,000, with 10% interest per annum, made on October 27, 2015 and due January 1, 2016.

You are hereby requested in this letter (this "Letter Agreement") to indicate your agreement to, and acknowledgement of, the following:  The Parties hereby agree that the maturity dates of the Plethora Notes are extended to July 1, 2016.

Please acknowledge your agreement to, and acceptance of, the foregoing by signing this Letter Agreement below.  Please return a signed copy to the undersigned, it being agreed that this Letter Agreement may be executed in counterparts and signatures received by electronic transmission shall have the same effect as original signatures.

[Signature Page Follows]

Sincerely,

NIKOLAS KONSTANT, signing in his individual capacity and as the CEO of Eos Petro, Inc., a Delaware corporation

/s/ Nikolas Konstant

ACKNOWLEDGED AND AGREED TO ON JANUARY 1, 2016 BY:

Plethora Enterprises, LLC, a Wyoming limited liability company By: /s/ Nikolas Konstant Name: Nikolas Konstant Title: Managing Member